Exhibit 10.4

Transfer of Shares

in

mF International Limited

Incorporated in the BVI with Company Number 2100955

(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 496,500 ordinary shares of no par value in the Company to:

AKB Finance Limited of Vistra Corporate Services Centre, Ground Floor NPF Building, Beach Road, Apia, Samoa.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 11 August 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name: Lam Tai Wai Stephen	)	…………………………………………………….

1

Transfer of Shares

in

mF International Limited

Incorporated in the BVI with Company Number 2100955

(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 331,000 ordinary shares of no par value in the Company to:

Cheng Man Lee of House 33, Palm Drive, The Green, Fanling, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 11 August 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name: Lam Tai Wai Stephen	)	………………………………………..

2

Transfer of Shares

in

mF International Limited

Incorporated in the BVI with Company Number 2100955

(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 331,000 ordinary shares of no par value in the Company to:

Glitter Win International Limited of Sea Meadow House, P.O. Box 116, Road Town, Tortola, British Virgin Islands, VG1110.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 11 August 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name: Lam Tai Wai Stephen	)	…………………………………………………….

3

Transfer of Shares

in

mF International Limited

Incorporated in the BVI with Company Number 2100955

(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 662,000 ordinary shares of no par value in the Company to:

Lo Wing Sang of Room 14C, Blk 6, Sceneway Gdn, Lam Tin, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 11 August 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name: Lam Tai Wai Stephen	)	……………………………………………………..

4

Transfer of Shares

in

mF International Limited

Incorporated in the BVI with Company Number 2100955

(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 331,000 ordinary shares of no par value in the Company to:

Ma Man Hung of Rm L, 11/F, Hop Woo Bldg, 175 Hip Wo St, Kwun Tong, Kln, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 11 August 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name: Lam Tai Wai Stephen	)	……………………………………….

5

Transfer of Shares

in

mF International Limited

Incorporated in the BVI with Company Number 2100955

(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 331,000 ordinary shares of no par value in the Company to:

Magic Town Investments Limited of Quijano Chambers, P.O. Box 3159, Road Town, Tortola, British Virgin Islands, VG1110.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 11 August 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name: Lam Tai Wai Stephen	)	…………………………………………….

6

Transfer of Shares

in

mF International Limited

Incorporated in the BVI with Company Number 2100955

(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 496,500 ordinary shares of no par value in the Company to:

Money Link Developments Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, British Virgin Islands, VG1110.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 11 August 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name: Lam Tai Wai Stephen	)	……………………………………………

7